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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2007

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                           ILINC COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                                             76-0545043
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                                     1-13725
                            (Commission File Number)


2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA               85018
    (address of principal executive offices)                    (Zip code)


                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a) Effective January 1, 2007, Epstein, Weber & Conover, PLC ("Epstein Weber") combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the independent registered public accounting firm for iLinc Communications, Inc. (the "Company"). According to information provided to the Company, all of the partners of Epstein Weber have become partners of Moss Adams.

         The reports of Epstein Weber on the Company's financial statements for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of an explanatory paragraph in the opinion related to the financial statements for the fiscal year ended March 31, 2005 indicating substantial doubt about the Company's ability to continue as a going concern. This explanatory paragraph was removed in the opinion for the financial statements for the fiscal year ended March 31, 2006. In connection with the audits of the Company's financial statements for the fiscal years ended March 31, 2006 and 2005, and in the subsequent interim periods through January 1, 2007, (1) there were no disagreements with Epstein Weber on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the matter in its report and (2) there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

(b) Effective January 24, 2007, the Company engaged Moss Adams to act as the Company's principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Moss Adams.

         During the fiscal years ended March 31, 2006 and 2005, and during all subsequent periods through January 1, 2007, the Company did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         Exhibit 16.1 Letter from Epstein, Weber & Conover, PLC to the United State Securities and Exchange Commission regarding a change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ILINC COMMUNICATIONS, INC.


                                       By: /s/ James M. Powers, Jr.
                                           -------------------------------------
                                           President and Chief Executive Officer
Date:  January 26, 2007





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                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT
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16.1     Letter from Epstein, Weber & Conover, PLC to the United States
         Securities and Exchange Commission regarding a change in certifying accountant.